Exhibit 99.2

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of July 1, 2016, between Cantor Commercial Real Estate Lending, L.P., as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), and SG Commercial Mortgage Securities, LLC, as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and/or manufactured housing community mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of July 1, 2016 (the “Pooling and Servicing Agreement”), between the Purchaser, as depositor (the “Depositor”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), Rialto Capital Advisers, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to SG Americas Securities, LLC (“SGAS”), Cantor Fitzgerald & Co. (“CF&Co.”), Natixis Securities Americas LLC (“Natixis”), Wells Fargo Securities, LLC (“Wells Fargo Securities”) and Citigroup Global

Markets Inc. (“CGMI”) (collectively in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), between the Purchaser and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates to SGAS, CF&Co., Natixis, Wells Fargo Securities and CGMI (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), between the Purchaser and the Initial Purchasers. The Certificates are more fully described in (a) that certain prospectus dated July 1, 2016 (together with all annexes and exhibits thereto, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated July 1, 2016 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates, as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Purchaser, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated June 22, 2016 relating to the Registered Certificates (together with all annexes and exhibits thereto, collectively, the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated June 22, 2016, relating to the Non-Registered Certificates (together with all annexes and exhibits thereto, collectively, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), among the Mortgage Loan Seller, the Purchaser, the Underwriters and the Initial Purchasers.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.          Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on July 19, 2016 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $185,282,983, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be an amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). The Purchaser shall pay such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

Section 2.          Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Mortgage Loan Seller’s obligations set forth herein, the Mortgage Loan

Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller and excluding any Retained Defeasance Rights and Obligations with respect to the Mortgage Loans) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller and excluding any Retained Defeasance Rights and Obligations with respect to the Mortgage Loans).

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

(b)          The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)          In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is forty-five (45) days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item), the remainder of the Mortgage File for each Mortgage Loan and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date (which delivery shall be subject to clause (e) in the proviso of the definition of “Mortgage File”), any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

(d)          In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to letters of credit referred to in clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall deliver the original of such letter of credit to the Master Servicer (with a copy to the Custodian) or, if such original has been submitted by the Mortgage Loan Seller to the issuing bank to effect a reissuance, assignment or amendment of such letter of credit (changing the beneficiary thereof to the Master Servicer (in care of the Trustee) that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents), the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering with respect to such letter(s) of credit a copy thereof to the Custodian indicating that such document has been delivered to the issuing bank for reissuance or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement, a copy of which shall be delivered to the Custodian on the Closing Date. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Mortgage Loan Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Custodian within forty-five (45) days of the Closing Date. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trust and shall cooperate with the reasonable requests of the Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trust.

In addition, pursuant to Section 3.01(f) of the Pooling and Servicing Agreement, within sixty (60) days (or such shorter time period as is required by the terms of the applicable Mortgage Loan documents) after the later of (i) the receipt of a letter of credit pursuant to this Section 2(d) by the Master Servicer and (ii) the Closing Date, the Mortgage Loan Seller shall notify each provider of a letter of credit for each Mortgage Loan identified as having a letter of credit on the Mortgage Loan Schedule, that the Master Servicer (in care of the Trustee) for the benefit of the Certificateholders and any related Companion Holders shall be the beneficiary under each such letter of credit.

(e)          In addition, with respect to each of the Mortgage Loans identified as Loan No. 22, 23 and 37 on the Mortgage Loan Schedule, which is subject to a franchise agreement with a related comfort letter in favor of the Mortgage Loan Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or otherwise have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Mortgage Loan Seller shall, within forty-five (45) days of the Closing Date (or any shorter period if required by the applicable comfort letter), notify the related franchisor (with a copy to the Master Servicer) that such Mortgage Loans have been transferred to the Trust; and if the Mortgage Loan Seller receives notice from the Master Servicer that any such comfort letter with respect to a franchise agreement has not been received within the timeframe provided under Section 2.01(g) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall, within a commercially reasonable time after receipt of such notice, request a replacement comfort letter in substantially the same form as the existing comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) in favor of the Trust.

(f)          In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items: (i) within the timeframes for delivery set forth in Section 2(c) above, a copy of the Mortgage File for each Mortgage Loan (except that copies of instruments of assignment will be delivered by the Custodian when the originals are returned or delivered, as applicable, to it in accordance with the requirements of

Section 2.01(b) of the Pooling and Servicing Agreement); (ii) within the timeframe for delivery set forth in Section 2.01(e) of the Pooling and Servicing Agreement and except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan, originals or copies of all financial statements, appraisals, environmental reports, engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan or related Serviced Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Serviced Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Serviced Whole Loan(s) and, to the extent that any original documents or copies, as applicable, of the following documents are not required to be a part of a Mortgage File for any Mortgage Loan or Serviced Whole Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Mortgagors in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (iii) all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the Master Servicer under the Pooling and Servicing Agreement.

(g)          Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(h)          The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Mortgage Loan Seller shall, within fifteen (15) days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach.

Section 3.          Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.          Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser. (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

(b)          The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C-1. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)          The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)          The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator) and “sponsor” in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein.

(e)          No Sub-Servicer that the Mortgage Loan Seller has required the Master Servicer to retain for any of the Mortgage Loans in connection with the transactions contemplated by this Agreement is a Servicing Function Participant.

(f)           The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)          Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)          It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

(i)           Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents or information that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents or information are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(j)           Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide the Depositor a certificate substantially in the form of Exhibit D-3 hereto, (with a copy (which may be sent by email) to each of the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Directing Certificateholder, the Asset Representations Reviewer and the Operating Advisor) certifying that the electronic copy of the

Diligence File for each Mortgage Loan uploaded to the Designated Site contains all documents and information required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(k)          If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller, but in any event excluding any documents that contain information that is proprietary to the related originator or the Mortgage Loan Seller or any draft documents or privileged or internal communications.

(l)           Upon the completion of an Asset Review with respect to each Mortgage Loan in accordance with the Pooling and Servicing Agreement and receipt of a written invoice from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee for the Mortgage Loans subject to that Asset Review within sixty (60) days of such written invoice by the Asset Representations Reviewer.

(m)          The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(n)          The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) (i) pay the fees described under Section 4(l) above as a result of the Mortgage Loan Seller being insolvent or (ii) pay the fees described under Section 4(l) above within sixty (60) days of written invoice by the Asset Representations Reviewer or (B) provide all documents (i) required to be delivered by it pursuant to this Agreement, and (ii) within sixty (60) days of the Closing Date, under the definition of “Diligence File” in the Pooling and Servicing Agreement (or such later date specified herein or in the Pooling and Servicing Agreement).

(o)          The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or

Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. All terms used in this Section 4(o) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(o). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(o).

Section 5.          Notice of Breach; Cure, Repurchase and Substitution. (a) The Mortgage Loan Seller shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Mortgage Loan Seller’s receipt of notice of or, if earlier, the Mortgage Loan Seller’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Mortgage Loan Seller’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected

Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Mortgage Loan Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)) and provided, further, that with respect to such Extended Cure Period the Mortgage Loan Seller has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded Loan, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Material Defect will be cured within the Extended Cure Period. Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Mortgage Loan Seller’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Mortgage Loan Seller are to be remitted by wire transfer to the Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Mortgage Loan Seller, in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Mortgage Loan Seller and the Special Servicer on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded Loan, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the Special Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any

Liquidation Fees payable to the Special Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(l) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Mortgage Loan Seller. If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Mortgage Loan Seller to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Mortgage Loan Seller and the Special Servicer on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any agreement or settlement between the Mortgage Loan Seller and the Special Servicer nothing in this paragraph shall preclude the Mortgage Loan Seller or the Master Servicer or the Special Servicer, as applicable, from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Mortgage Loan Seller’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of such remedy is implied with respect to the Mortgage Loan Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

The Mortgage Loan Seller agrees that, with respect to any Non-Serviced Mortgage Loan, any “Material Defect” (or analogous term) under the related Non-Serviced PSA shall constitute a Material Defect under this Agreement to the extent the Mortgage Loan Seller repurchases the Non-Serviced Companion Loan from the trust created pursuant to such Non-Serviced PSA; provided, however, that the foregoing shall not apply to any “Material Defect” (or analogous term) related solely to the promissory note for any related Non-Serviced Companion Loan.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Mortgage Loan Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(l) above to the extent not previously paid by the Mortgage Loan Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided, that in the event any such costs and expenses exceed $10,000, the Mortgage Loan Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Mortgage Loan Seller shall remit the amount of such costs and expenses to the Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Mortgage Loan Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Mortgage Loan Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Mortgage Loan Seller equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Mortgage Loan Seller.

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, no delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to repurchase the related Mortgage Loan if it is otherwise required to do so under this Agreement or the Pooling and Servicing Agreement unless (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is a result of the failure by the Purchaser or by any other party to the Pooling and Servicing Agreement, to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement, after such party has actual knowledge of such Material Defect (knowledge shall not be deemed to exist by reason of the Custodian Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay precludes the Mortgage Loan Seller from curing such Material Defect. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Mortgage Loan Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Mortgage Loan Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)          Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this

Section 5, upon direction by the Master Servicer or the Special Servicer, as applicable, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the Master Servicer or the Special Servicer, as applicable, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)          The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the ownership of such Deleted Mortgage Loan, and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the Master Servicer and the Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the Master Servicer and the Special Servicer of, any portion of the related Servicing File, together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the Master Servicer or the Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)          [RESERVED]

(e)          The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage Loan Seller or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)          The Mortgage Loan Seller will provide the Responsible Repurchase Party copies of any 15Ga-1 Notice delivered to the Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)          Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)          The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)          The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001675928.

Section 6.          Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)        All of the representations and warranties of the Mortgage Loan Seller and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)       All documents specified in Section 7 of this Agreement (the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller hereunder or the rights of the Mortgage Loan Seller as a third party beneficiary thereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)      The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)      The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)       All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)      The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)     The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)    Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms; and

(ix)       The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement.

(x)        Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.          Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), and upon which the Interested Parties may rely:

(i)         This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller;

(ii)        Each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

(iii)       An officer’s certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an attesting secretary, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Mortgage Loan Seller authorizing the Mortgage Loan Seller’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

(iv)       A certificate of good standing with respect to the Mortgage Loan Seller. dated not earlier than fifteen (15) days prior to the Closing Date, and upon which the Interested Parties may rely;

(v)       A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(vi)      A written opinion of in-house or independent counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(vii)     A written opinion of special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller;

(viii)    A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(ix)      A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Prospectus and the Private Placement Memorandum (as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the Prospectus is appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(x)       Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

(xi)       One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xii)      If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xiii)     Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.          Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely as in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than five (5) calendar days after the related

Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder.

Section 9.          Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (x) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (xi) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xii) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.        Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 245 Park Avenue, New York, New York 10167, Attention: Jim Barnard, with a copy to SG Commercial Mortgage Securities, LLC, 245 Park Avenue, 11th Floor, New York,

New York 10167, Attention: General Counsel, or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage Loan Seller at Cantor Commercial Real Estate Lending, L.P., 110 East 59th Street, New York, New York, 10022, Attention: Anthony Orso, facsimile no. (212) 610-3623, with a copy to: General Counsel, and a copy to Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, New York, New York 10281, Attention: Lisa Pauquette, or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

Section 11.        Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(i), 4(j), and 4(l) of this Agreement.

Section 12.        Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.        Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.        Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE

GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.        Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.        Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

Section 17.        Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.        Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated as of June 8, 2016 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

CANTOR COMMERCIAL REAL ESTATE LENDING, L.P.

By:	/s/ Anthony Orso
Name: Anthony Orso
Title: CEO-CCRE

SG COMMERCIAL MORTGAGE SECURITIES, LLC

By:	/s/ Jim Barnard
Name: Jim Barnard
Title: Director

SGCMS 2016-C5 – MLPA (CCRE)

EXHIBIT A

SCHEDULE OF MORTGAGE LOANS

Exh. A-1

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	Property Address	Property City	Property State	Property Zip Code	County	Property Type	No. of Units	Unit of Measure	Original Principal Balance	Cut-off Date Balance ($)	Loan Amortization Type	Monthly Debt Service Amount	Interest Accrual Basis	Mortgage Rate
3	CCRE	26 Astor Place	26 Astor Place	New York	NY	10003	New York	Retail	28,773	Sq. Ft.	36,000,000	36,000,000	Interest-only, Balloon	112,708.96	Actual/360	3.706%
7	CCRE	AG Life Time Fitness Portfolio	Various	Various	Various	Various	Various	Retail	1,254,268	Sq. Ft.	29,300,000	29,300,000	Interest-only, Balloon	121,402.38	Actual/360	4.904%
7.01	CCRE	Life Time - Florham Park, NJ	14 Fernwood Road	Florham Park	NJ	07932	Morris	Retail	109,995	Sq. Ft.	4,341,468
7.02	CCRE	Life Time - Westwood, MA	44 Harvard Street	Westwood	MA	02090	Norfolk	Retail	128,000	Sq. Ft.	4,243,245
7.03	CCRE	Life Time - Vernon Hills, IL	680 Woodlands Parkway	Vernon Hills	IL	60061	Lake	Retail	140,495	Sq. Ft.	3,604,794
7.04	CCRE	Life Time - Lakeville, MN	18425 Dodd Boulevard	Lakeville	MN	55044	Dakota	Retail	214,646	Sq. Ft.	2,868,119
7.05	CCRE	Life Time - Sterling, VA	44610 Prentice Drive	Sterling	VA	20166	Loudoun	Retail	112,110	Sq. Ft.	2,642,206
7.06	CCRE	Life Time - Vestavia Hills, AL	3051 Healthy Way	Vestavia Hills	AL	35243	Jefferson	Retail	103,647	Sq. Ft.	2,504,693
7.07	CCRE	Life Time - Beachwood, OH	3850 Richmond Road	Beachwood	OH	44122	Cuyahoga	Retail	112,110	Sq. Ft.	2,396,648
7.08	CCRE	Life Time - Dublin, OH	3825 Hard Road	Dublin	OH	43016	Franklin	Retail	109,045	Sq. Ft.	2,259,135
7.09	CCRE	Life Time - Ellisville, MO	3058 Clarkson Road	Ellisville	MO	63017	St. Louis	Retail	112,110	Sq. Ft.	2,229,668
7.10	CCRE	Life Time - Woodstock, GA	14200 Highway 92	Woodstock	GA	30188	Cherokee	Retail	112,110	Sq. Ft.	2,210,023
12	CCRE	TEK Park	9999 Hamilton Boulevard	Breinigsville	PA	18031	Lehigh	Office	514,033	Sq. Ft.	23,500,000	23,500,000	Amortizing Balloon	126,153.08	Actual/360	5.000%
15	CCRE	OZRE Leased Fee Portfolio	Various	Various	Various	Various	Various	Other	3,926,180	Sq. Ft.	20,000,000	20,000,000	Interest-only, Balloon	72,662.04	Actual/360	4.300%
15.01	CCRE	300 Arboretum Place	300 Arboretum Place	North Chesterfield	VA	23236	Chesterfield	Other	214,209	Sq. Ft.	1,450,925
15.02	CCRE	700 East Gate Drive	700 East Gate Drive	Mount Laurel	NJ	08054	Burlington	Other	119,272	Sq. Ft.	1,137,980
15.03	CCRE	6802 Paragon Place	6802 Paragon Place	Richmond	VA	23230	Henrico	Other	143,783	Sq. Ft.	1,052,632
15.04	CCRE	6800 Paragon Place	6800 Paragon Place	Richmond	VA	23230	Henrico	Other	146,365	Sq. Ft.	1,044,097
15.05	CCRE	2100 West Laburnum Avenue	2100 West Laburnum Avenue	Richmond	VA	23227	Richmond City	Other	128,301	Sq. Ft.	756,757
15.06	CCRE	7501 Boulder View Drive	7501 Boulder View Drive	North Chesterfield	VA	23225	Chesterfield	Other	136,654	Sq. Ft.	756,757
15.07	CCRE	7300 Beaufont Springs Drive	7300 Beaufont Springs Drive	North Chesterfield	VA	23225	Chesterfield	Other	120,665	Sq. Ft.	756,757
15.08	CCRE	4870 Sadler Road	4870 Sadler Road	Glen Allen	VA	23060	Henrico	Other	62,100	Sq. Ft.	608,819
15.09	CCRE	12015 Lee Jackson Memorial Highway	12015 Lee Jackson Memorial Highway	Fairfax	VA	22033	Fairfax	Other	150,758	Sq. Ft.	597,440
15.10	CCRE	6806 Paragon Place	6806 Paragon Place	Richmond	VA	23230	Henrico	Other	74,480	Sq. Ft.	591,750
15.11	CCRE	925 Harvest Drive	925 Harvest Drive	Blue Bell	PA	19422	Montgomery	Other	62,957	Sq. Ft.	512,091
15.12	CCRE	555 Croton Road	555 Croton Road	King of Prussia	PA	19406	Montgomery	Other	96,909	Sq. Ft.	483,642
15.13	CCRE	980 Harvest Drive	980 Harvest Drive	Blue Bell	PA	19422	Montgomery	Other	62,379	Sq. Ft.	455,192
15.14	CCRE	309 Fellowship Road	309 Fellowship Road	Mount Laurel	NJ	08054	Burlington	Other	55,698	Sq. Ft.	386,913
15.15	CCRE	11781 Lee Jackson Memorial Highway	11781 Lee Jackson Memorial Highway	Fairfax	VA	22033	Fairfax	Other	130,381	Sq. Ft.	369,844
15.16	CCRE	305 Fellowship Road	305 Fellowship Road	Mount Laurel	NJ	08054	Burlington	Other	56,583	Sq. Ft.	344,239
15.17	CCRE	701 East Gate Drive	701 East Gate Drive	Mount Laurel	NJ	08054	Burlington	Other	61,794	Sq. Ft.	341,394
15.18	CCRE	920 Harvest Drive	920 Harvest Drive	Blue Bell	PA	19422	Montgomery	Other	51,875	Sq. Ft.	341,394
15.19	CCRE	4880 Sadler Road	4880 Sadler Road	Glen Allen	VA	23060	Henrico	Other	63,427	Sq. Ft.	341,394
15.20	CCRE	1025 Boulders Parkway	1025 Boulders Parkway	North Chesterfield	VA	23225	Chesterfield	Other	93,143	Sq. Ft.	341,394
15.21	CCRE	2201 Tomlynn Street	2201 Tomlynn Street	Richmond	VA	23230	Henrico	Other	85,861	Sq. Ft.	312,945
15.22	CCRE	2240-2250 Butler Pike	2240-2250 Butler Pike	Plymouth Meeting	PA	19462	Montgomery	Other	52,229	Sq. Ft.	312,945
15.23	CCRE	7401 Beaufont Springs Drive	7401 Beaufont Springs Drive	North Chesterfield	VA	23225	Chesterfield	Other	82,781	Sq. Ft.	312,945
15.24	CCRE	2511 Brittons Hill Road	2511 Brittons Hill Road	Richmond	VA	23230	Henrico	Other	132,548	Sq. Ft.	312,945
15.25	CCRE	4805 Lake Brook Drive	4805 Lake Brook Drive	Glen Allen	VA	23060	Henrico	Other	60,208	Sq. Ft.	293,030
15.26	CCRE	4401 Fair Lakes Court	4401 Fair Lakes Court	Fairfax	VA	22033	Fairfax	Other	55,828	Sq. Ft.	290,185
15.27	CCRE	2812 Emerywood Parkway	2812 Emerywood Parkway	Richmond	VA	23294	Henrico	Other	56,984	Sq. Ft.	284,495
15.28	CCRE	9100 Arboretum Parkway	9100 Arboretum Parkway	North Chesterfield	VA	23236	Chesterfield	Other	58,446	Sq. Ft.	284,495
15.29	CCRE	500 Enterprise Road	500 Enterprise Road	Horsham	PA	19044	Montgomery	Other	66,751	Sq. Ft.	267,425
15.30	CCRE	303 Fellowship Road	303 Fellowship Road	Mount Laurel	NJ	08054	Burlington	Other	53,768	Sq. Ft.	258,890
15.31	CCRE	9011 Arboretum Parkway	9011 Arboretum Parkway	North Chesterfield	VA	23236	Chesterfield	Other	73,183	Sq. Ft.	256,046
15.32	CCRE	910 Harvest Drive	910 Harvest Drive	Blue Bell	PA	19422	Montgomery	Other	52,611	Sq. Ft.	256,046
15.33	CCRE	7325 Beaufont Springs Drive	7325 Beaufont Springs Drive	North Chesterfield	VA	23225	Chesterfield	Other	77,648	Sq. Ft.	256,046
15.34	CCRE	1 Progress Drive	1 Progress Drive	Horsham	PA	19044	Montgomery	Other	79,204	Sq. Ft.	227,596
15.35	CCRE	2260 Butler Pike	2260 Butler Pike	Plymouth Meeting	PA	19462	Montgomery	Other	31,892	Sq. Ft.	227,596
15.36	CCRE	140 West Germantown Pike	140 West Germantown Pike	Plymouth Meeting	PA	19462	Montgomery	Other	25,357	Sq. Ft.	210,526
15.37	CCRE	307 Fellowship Road	307 Fellowship Road	Mount Laurel	NJ	08054	Burlington	Other	54,073	Sq. Ft.	210,526
15.38	CCRE	9210 Arboretum Parkway	9210 Arboretum Parkway	North Chesterfield	VA	23236	Chesterfield	Other	48,423	Sq. Ft.	187,767
15.39	CCRE	2221 Dabney Road	2221 Dabney Road	Richmond	VA	23230	Henrico	Other	45,250	Sq. Ft.	187,767
15.40	CCRE	9200 Arboretum Parkway	9200 Arboretum Parkway	North Chesterfield	VA	23236	Chesterfield	Other	49,542	Sq. Ft.	187,767
15.41	CCRE	815 East Gate Drive	815 East Gate Drive	Mount Laurel	NJ	08054	Burlington	Other	25,500	Sq. Ft.	182,077
15.42	CCRE	120 West Germantown Pike	120 West Germantown Pike	Plymouth Meeting	PA	19462	Montgomery	Other	30,574	Sq. Ft.	179,232
15.43	CCRE	4364 South Alston Avenue	4364 South Alston Avenue	Durham	NC	27713	Durham	Other	57,245	Sq. Ft.	165,007
15.44	CCRE	308 Harper Drive	308 Harper Drive	Moorestown	NJ	08057	Burlington	Other	59,500	Sq. Ft.	162,162
15.45	CCRE	2251 Dabney Road	2251 Dabney Road	Richmond	VA	23230	Henrico	Other	42,000	Sq. Ft.	159,317
15.46	CCRE	2212 Tomlynn Street	2212 Tomlynn Street	Richmond	VA	23230	Henrico	Other	45,353	Sq. Ft.	159,317
15.47	CCRE	2256 Dabney Road	2256 Dabney Road	Richmond	VA	23230	Henrico	Other	33,413	Sq. Ft.	128,023
15.48	CCRE	2246 Dabney Road	2246 Dabney Road	Richmond	VA	23230	Henrico	Other	33,271	Sq. Ft.	128,023
15.49	CCRE	2244 Dabney Road	2244 Dabney Road	Richmond	VA	23230	Henrico	Other	33,050	Sq. Ft.	125,178
15.50	CCRE	2130 Tomlynn Street	2130 Tomlynn Street	Richmond	VA	23230	Henrico	Other	29,700	Sq. Ft.	119,488
15.51	CCRE	2161 Tomlynn Street	2161 Tomlynn Street	Richmond	VA	23230	Henrico	Other	41,550	Sq. Ft.	113,798
15.52	CCRE	2248 Dabney Road	2248 Dabney Road	Richmond	VA	23230	Henrico	Other	30,184	Sq. Ft.	113,798
15.53	CCRE	2112 Tomlynn Street	2112 Tomlynn Street	Richmond	VA	23230	Henrico	Other	23,850	Sq. Ft.	105,263
15.54	CCRE	2277 Dabney Road	2277 Dabney Road	Richmond	VA	23230	Henrico	Other	50,400	Sq. Ft.	105,263
15.55	CCRE	9211 Arboretum Parkway	9211 Arboretum Parkway	North Chesterfield	VA	23236	Chesterfield	Other	30,791	Sq. Ft.	102,418
15.56	CCRE	2240 Dabney Road	2240 Dabney Road	Richmond	VA	23230	Henrico	Other	15,389	Sq. Ft.	56,899
15.57	CCRE	817 East Gate Drive	817 East Gate Drive	Mount Laurel	NJ	08054	Burlington	Other	25,351	Sq. Ft.	42,674
15.58	CCRE	161 Gaither Drive	161 Gaither Drive	Mount Laurel	NJ	08054	Burlington	Other	44,739	Sq. Ft.	42,674

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	Property Address	Property City	Property State	Property Zip Code	County	Property Type	No. of Units	Unit of Measure	Original Principal Balance	Cut-off Date Balance ($)	Loan Amortization Type	Monthly Debt Service Amount	Interest Accrual Basis	Mortgage Rate
22	CCRE	Residence Inn by Marriott LAX	5933 West Century Boulevard	Los Angeles	CA	90045	Los Angeles	Hospitality	231	Rooms	15,000,000	14,968,853	Amortizing Balloon	84,407.61	Actual/360	5.419%
23	CCRE	Marriott Saddle Brook	138 New Pehle Avenue	Saddle Brook	NJ	07663	Bergen	Hospitality	241	Rooms	16,363,636	14,873,026	Amortizing Balloon	81,852.72	Actual/360	5.146%
24	CCRE	100 Tournament Drive	100 Tournament Drive	Horsham	PA	19044	Montgomery	Office	115,850	Sq. Ft.	14,800,000	14,800,000	Interest-only, Amortizing Balloon	79,911.54	Actual/360	5.051%
29	CCRE	3 Executive Campus	3 Executive Campus	Cherry Hill	NJ	08002	Camden	Office	431,582	Sq. Ft.	11,100,000	11,075,339	Amortizing Balloon	60,267.42	Actual/360	5.100%
37	CCRE	Best Western Yuba City	894 West Onstott Road	Yuba City	CA	95991	Sutter	Hospitality	91	Rooms	5,500,000	5,500,000	Amortizing Balloon	34,534.41	Actual/360	5.730%
40	CCRE	Two Edison Lakes Office	4101 Edison Lakes Parkway	Mishawaka	IN	46545	St. Joseph	Office	40,868	Sq. Ft.	5,100,000	5,094,040	Amortizing Balloon	27,847.34	Actual/360	5.150%
43	CCRE	47 NE 36th Street	47 Northeast 36th Street	Miami	FL	33137	Miami-Dade	Mixed Use	7,383	Sq. Ft.	3,925,000	3,925,000	Interest-only, Balloon	17,251.19	Actual/360	5.202%
44	CCRE	Cape Cod Condominiums	148 Southwest 89th Street	Oklahoma City	OK	73139	Cleveland	Multifamily	79	Units	3,150,000	3,150,000	Interest-only, Balloon	12,896.10	Actual/360	4.846%
45	CCRE	534 Holland	534 & 552 East 48th Street	Holland	MI	49423	Allegan	Industrial	109,954	Sq. Ft.	3,100,000	3,096,726	Amortizing Balloon	17,970.81	Actual/360	5.689%

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	Administrative Fee Rate	Net Mortgage Rate	Payment Due Date	Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	ARD Mortgage Rate After ARD	Loan Term (Original)	Loan Term (Remaining)	Amortization Term (Original)
3	CCRE	26 Astor Place	0.03745%	3.66805%	6	6/6/2026	NAP	NAP	120	119	IO
7	CCRE	AG Life Time Fitness Portfolio	0.03399%	4.87001%	6	12/6/2025	NAP	NAP	120	113	IO
7.01	CCRE	Life Time - Florham Park, NJ
7.02	CCRE	Life Time - Westwood, MA
7.03	CCRE	Life Time - Vernon Hills, IL
7.04	CCRE	Life Time - Lakeville, MN
7.05	CCRE	Life Time - Sterling, VA
7.06	CCRE	Life Time - Vestavia Hills, AL
7.07	CCRE	Life Time - Beachwood, OH
7.08	CCRE	Life Time - Dublin, OH
7.09	CCRE	Life Time - Ellisville, MO
7.10	CCRE	Life Time - Woodstock, GA
12	CCRE	TEK Park	0.04599%	4.95401%	6	7/6/2026	NAP	NAP	120	120	360
15	CCRE	OZRE Leased Fee Portfolio	0.03399%	4.26601%	6	2/6/2026	NAP	NAP	120	115	IO
15.01	CCRE	300 Arboretum Place
15.02	CCRE	700 East Gate Drive
15.03	CCRE	6802 Paragon Place
15.04	CCRE	6800 Paragon Place
15.05	CCRE	2100 West Laburnum Avenue
15.06	CCRE	7501 Boulder View Drive
15.07	CCRE	7300 Beaufont Springs Drive
15.08	CCRE	4870 Sadler Road
15.09	CCRE	12015 Lee Jackson Memorial Highway
15.10	CCRE	6806 Paragon Place
15.11	CCRE	925 Harvest Drive
15.12	CCRE	555 Croton Road
15.13	CCRE	980 Harvest Drive
15.14	CCRE	309 Fellowship Road
15.15	CCRE	11781 Lee Jackson Memorial Highway
15.16	CCRE	305 Fellowship Road
15.17	CCRE	701 East Gate Drive
15.18	CCRE	920 Harvest Drive
15.19	CCRE	4880 Sadler Road
15.20	CCRE	1025 Boulders Parkway
15.21	CCRE	2201 Tomlynn Street
15.22	CCRE	2240-2250 Butler Pike
15.23	CCRE	7401 Beaufont Springs Drive
15.24	CCRE	2511 Brittons Hill Road
15.25	CCRE	4805 Lake Brook Drive
15.26	CCRE	4401 Fair Lakes Court
15.27	CCRE	2812 Emerywood Parkway
15.28	CCRE	9100 Arboretum Parkway
15.29	CCRE	500 Enterprise Road
15.30	CCRE	303 Fellowship Road
15.31	CCRE	9011 Arboretum Parkway
15.32	CCRE	910 Harvest Drive
15.33	CCRE	7325 Beaufont Springs Drive
15.34	CCRE	1 Progress Drive
15.35	CCRE	2260 Butler Pike
15.36	CCRE	140 West Germantown Pike
15.37	CCRE	307 Fellowship Road
15.38	CCRE	9210 Arboretum Parkway
15.39	CCRE	2221 Dabney Road
15.40	CCRE	9200 Arboretum Parkway
15.41	CCRE	815 East Gate Drive
15.42	CCRE	120 West Germantown Pike
15.43	CCRE	4364 South Alston Avenue
15.44	CCRE	308 Harper Drive
15.45	CCRE	2251 Dabney Road
15.46	CCRE	2212 Tomlynn Street
15.47	CCRE	2256 Dabney Road
15.48	CCRE	2246 Dabney Road
15.49	CCRE	2244 Dabney Road
15.50	CCRE	2130 Tomlynn Street
15.51	CCRE	2161 Tomlynn Street
15.52	CCRE	2248 Dabney Road
15.53	CCRE	2112 Tomlynn Street
15.54	CCRE	2277 Dabney Road
15.55	CCRE	9211 Arboretum Parkway
15.56	CCRE	2240 Dabney Road
15.57	CCRE	817 East Gate Drive
15.58	CCRE	161 Gaither Drive

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	Administrative Fee Rate	Net Mortgage Rate	Payment Due Date	Maturity Date or Anticipated Repayment Date	ARD Loan Maturity Date	ARD Mortgage Rate After ARD	Loan Term (Original)	Loan Term (Remaining)	Amortization Term (Original)
22	CCRE	Residence Inn by Marriott LAX	0.03399%	5.38501%	6	5/6/2026	NAP	NAP	120	118	360
23	CCRE	Marriott Saddle Brook	0.05089%	5.09511%	6	12/6/2025	NAP	NAP	120	113	360
24	CCRE	100 Tournament Drive	0.03745%	5.01355%	6	6/6/2026	NAP	NAP	120	119	360
29	CCRE	3 Executive Campus	0.03399%	5.06601%	6	5/6/2026	NAP	NAP	120	118	360
37	CCRE	Best Western Yuba City	0.03745%	5.69255%	6	7/6/2026	NAP	NAP	120	120	300
40	CCRE	Two Edison Lakes Office	0.03745%	5.11255%	6	6/6/2026	NAP	NAP	120	119	360
43	CCRE	47 NE 36th Street	0.03745%	5.16455%	6	5/6/2021	NAP	NAP	60	58	IO
44	CCRE	Cape Cod Condominiums	0.03745%	4.80805%	6	11/6/2025	NAP	NAP	120	112	IO
45	CCRE	534 Holland	0.08495%	5.60405%	6	6/6/2021	NAP	NAP	60	59	360

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	Amortization Term (Remaining)	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Restriction Code	Title Vesting (Fee/Leasehold/Both)	Grace Period Late (days)	Engineering Escrow/Deferred Maintenance	Tax Escrow (Initial)	Tax Escrow (Monthly)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty	Insurance Escrow (Initial)
3	CCRE	26 Astor Place	IO		L(25),D(89),O(6)	Leasehold	0	0	402,206	0	Cash	NAP	966
7	CCRE	AG Life Time Fitness Portfolio	IO		L(31),GRTR 1% or YM(85),O(4)	Fee	0	1,879,873	0	0	NAP	NAP	0
7.01	CCRE	Life Time - Florham Park, NJ
7.02	CCRE	Life Time - Westwood, MA
7.03	CCRE	Life Time - Vernon Hills, IL
7.04	CCRE	Life Time - Lakeville, MN
7.05	CCRE	Life Time - Sterling, VA
7.06	CCRE	Life Time - Vestavia Hills, AL
7.07	CCRE	Life Time - Beachwood, OH
7.08	CCRE	Life Time - Dublin, OH
7.09	CCRE	Life Time - Ellisville, MO
7.10	CCRE	Life Time - Woodstock, GA
12	CCRE	TEK Park	360		L(24),D(93),O(3)	Fee	0	279,167	0	79,880	Cash	NAP	86,250
15	CCRE	OZRE Leased Fee Portfolio	IO		L(29),GRTR 1% or YM(85),O(6)	Fee	0	0	0	0	NAP	NAP	0
15.01	CCRE	300 Arboretum Place
15.02	CCRE	700 East Gate Drive
15.03	CCRE	6802 Paragon Place
15.04	CCRE	6800 Paragon Place
15.05	CCRE	2100 West Laburnum Avenue
15.06	CCRE	7501 Boulder View Drive
15.07	CCRE	7300 Beaufont Springs Drive
15.08	CCRE	4870 Sadler Road
15.09	CCRE	12015 Lee Jackson Memorial Highway
15.10	CCRE	6806 Paragon Place
15.11	CCRE	925 Harvest Drive
15.12	CCRE	555 Croton Road
15.13	CCRE	980 Harvest Drive
15.14	CCRE	309 Fellowship Road
15.15	CCRE	11781 Lee Jackson Memorial Highway
15.16	CCRE	305 Fellowship Road
15.17	CCRE	701 East Gate Drive
15.18	CCRE	920 Harvest Drive
15.19	CCRE	4880 Sadler Road
15.20	CCRE	1025 Boulders Parkway
15.21	CCRE	2201 Tomlynn Street
15.22	CCRE	2240-2250 Butler Pike
15.23	CCRE	7401 Beaufont Springs Drive
15.24	CCRE	2511 Brittons Hill Road
15.25	CCRE	4805 Lake Brook Drive
15.26	CCRE	4401 Fair Lakes Court
15.27	CCRE	2812 Emerywood Parkway
15.28	CCRE	9100 Arboretum Parkway
15.29	CCRE	500 Enterprise Road
15.30	CCRE	303 Fellowship Road
15.31	CCRE	9011 Arboretum Parkway
15.32	CCRE	910 Harvest Drive
15.33	CCRE	7325 Beaufont Springs Drive
15.34	CCRE	1 Progress Drive
15.35	CCRE	2260 Butler Pike
15.36	CCRE	140 West Germantown Pike
15.37	CCRE	307 Fellowship Road
15.38	CCRE	9210 Arboretum Parkway
15.39	CCRE	2221 Dabney Road
15.40	CCRE	9200 Arboretum Parkway
15.41	CCRE	815 East Gate Drive
15.42	CCRE	120 West Germantown Pike
15.43	CCRE	4364 South Alston Avenue
15.44	CCRE	308 Harper Drive
15.45	CCRE	2251 Dabney Road
15.46	CCRE	2212 Tomlynn Street
15.47	CCRE	2256 Dabney Road
15.48	CCRE	2246 Dabney Road
15.49	CCRE	2244 Dabney Road
15.50	CCRE	2130 Tomlynn Street
15.51	CCRE	2161 Tomlynn Street
15.52	CCRE	2248 Dabney Road
15.53	CCRE	2112 Tomlynn Street
15.54	CCRE	2277 Dabney Road
15.55	CCRE	9211 Arboretum Parkway
15.56	CCRE	2240 Dabney Road
15.57	CCRE	817 East Gate Drive
15.58	CCRE	161 Gaither Drive

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	Amortization Term (Remaining)	Cross Collateralized and Cross Defaulted Loan Flag	Prepayment Restriction Code	Title Vesting (Fee/Leasehold/Both)	Grace Period Late (days)	Engineering Escrow/Deferred Maintenance	Tax Escrow (Initial)	Tax Escrow (Monthly)	Tax Escrow - Cash or LoC	Tax Escrow - LoC Counterparty	Insurance Escrow (Initial)
22	CCRE	Residence Inn by Marriott LAX	358		L(26),D(90),O(4)	Leasehold	0	0	212,667	53,167	Cash	NAP	64,714
23	CCRE	Marriott Saddle Brook	353		L(31),D(85),O(4)	Fee	0	52,095	122,000	61,000	Cash	NAP	34,156
24	CCRE	100 Tournament Drive	360		L(25),D(92),O(3)	Fee	0	8,125	290,200	26,382	Cash	NAP	4,626
29	CCRE	3 Executive Campus	358		L(26),D(91),O(3)	Fee	5	12,406	69,948	69,948	Cash	NAP	56,952
37	CCRE	Best Western Yuba City	300		L(24),D(92),O(4)	Fee	0	1,250	42,911	4,768	Cash	NAP	20,167
40	CCRE	Two Edison Lakes Office	359		L(25),D(92),O(3)	Fee	0	15,250	18,333	9,167	Cash	NAP	3,422
43	CCRE	47 NE 36th Street	IO		L(26),GRTR 1% or YM or D(28),O(6)	Fee	0	0	26,250	3,750	Cash	NAP	3,975
44	CCRE	Cape Cod Condominiums	IO		L(32),D(84),O(4)	Fee	0	6,875	30,750	3,417	Cash	NAP	13,908
45	CCRE	534 Holland	359		L(25),D(29),O(6)	Fee	0	34,100	0	0	NAP	NAP	1,289

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	Insurance Escrow (Monthly)	Insurance Escrow - Cash or LoC	Insurance Escrow - LoC Counterparty	Replacement Reserve (Initial)	Replacement Reserve (Monthly)	Replacement Reserve Cap	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty	TI/LC Reserve (Initial)	TI/LC Reserve (Monthly)	TI/LC Reserve Cap
3	CCRE	26 Astor Place	0	Cash	NAP	0	360	0	Cash	NAP	0	0	0
7	CCRE	AG Life Time Fitness Portfolio	0	NAP	NAP	0	0	0	NAP	NAP	0	0	0
7.01	CCRE	Life Time - Florham Park, NJ
7.02	CCRE	Life Time - Westwood, MA
7.03	CCRE	Life Time - Vernon Hills, IL
7.04	CCRE	Life Time - Lakeville, MN
7.05	CCRE	Life Time - Sterling, VA
7.06	CCRE	Life Time - Vestavia Hills, AL
7.07	CCRE	Life Time - Beachwood, OH
7.08	CCRE	Life Time - Dublin, OH
7.09	CCRE	Life Time - Ellisville, MO
7.10	CCRE	Life Time - Woodstock, GA
12	CCRE	TEK Park	27,843	Cash	NAP	0	6,425	0	Cash	NAP	1,540,000	0	1,500,000
15	CCRE	OZRE Leased Fee Portfolio	0	NAP	NAP	0	0	0	NAP	NAP	0	0	0
15.01	CCRE	300 Arboretum Place
15.02	CCRE	700 East Gate Drive
15.03	CCRE	6802 Paragon Place
15.04	CCRE	6800 Paragon Place
15.05	CCRE	2100 West Laburnum Avenue
15.06	CCRE	7501 Boulder View Drive
15.07	CCRE	7300 Beaufont Springs Drive
15.08	CCRE	4870 Sadler Road
15.09	CCRE	12015 Lee Jackson Memorial Highway
15.10	CCRE	6806 Paragon Place
15.11	CCRE	925 Harvest Drive
15.12	CCRE	555 Croton Road
15.13	CCRE	980 Harvest Drive
15.14	CCRE	309 Fellowship Road
15.15	CCRE	11781 Lee Jackson Memorial Highway
15.16	CCRE	305 Fellowship Road
15.17	CCRE	701 East Gate Drive
15.18	CCRE	920 Harvest Drive
15.19	CCRE	4880 Sadler Road
15.20	CCRE	1025 Boulders Parkway
15.21	CCRE	2201 Tomlynn Street
15.22	CCRE	2240-2250 Butler Pike
15.23	CCRE	7401 Beaufont Springs Drive
15.24	CCRE	2511 Brittons Hill Road
15.25	CCRE	4805 Lake Brook Drive
15.26	CCRE	4401 Fair Lakes Court
15.27	CCRE	2812 Emerywood Parkway
15.28	CCRE	9100 Arboretum Parkway
15.29	CCRE	500 Enterprise Road
15.30	CCRE	303 Fellowship Road
15.31	CCRE	9011 Arboretum Parkway
15.32	CCRE	910 Harvest Drive
15.33	CCRE	7325 Beaufont Springs Drive
15.34	CCRE	1 Progress Drive
15.35	CCRE	2260 Butler Pike
15.36	CCRE	140 West Germantown Pike
15.37	CCRE	307 Fellowship Road
15.38	CCRE	9210 Arboretum Parkway
15.39	CCRE	2221 Dabney Road
15.40	CCRE	9200 Arboretum Parkway
15.41	CCRE	815 East Gate Drive
15.42	CCRE	120 West Germantown Pike
15.43	CCRE	4364 South Alston Avenue
15.44	CCRE	308 Harper Drive
15.45	CCRE	2251 Dabney Road
15.46	CCRE	2212 Tomlynn Street
15.47	CCRE	2256 Dabney Road
15.48	CCRE	2246 Dabney Road
15.49	CCRE	2244 Dabney Road
15.50	CCRE	2130 Tomlynn Street
15.51	CCRE	2161 Tomlynn Street
15.52	CCRE	2248 Dabney Road
15.53	CCRE	2112 Tomlynn Street
15.54	CCRE	2277 Dabney Road
15.55	CCRE	9211 Arboretum Parkway
15.56	CCRE	2240 Dabney Road
15.57	CCRE	817 East Gate Drive
15.58	CCRE	161 Gaither Drive

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	Insurance Escrow (Monthly)	Insurance Escrow - Cash or LoC	Insurance Escrow - LoC Counterparty	Replacement Reserve (Initial)	Replacement Reserve (Monthly)	Replacement Reserve Cap	Replacement Reserve Escrow - Cash or LoC	Replacement Reserve Escrow - LoC Counterparty	TI/LC Reserve (Initial)	TI/LC Reserve (Monthly)	TI/LC Reserve Cap
22	CCRE	Residence Inn by Marriott LAX	6,471	Cash	NAP	0	25,314	0	Cash	NAP	0	0	0
23	CCRE	Marriott Saddle Brook	3,416	Cash	NAP	0	47,779	0	Cash	NAP	0	0	0
24	CCRE	100 Tournament Drive	2,313	Cash	NAP	0	1,931	0	Cash	NAP	700,000	14,481	0
29	CCRE	3 Executive Campus	8,136	Cash	NAP	34,466	0	0	Cash	NAP	3,112,330	35,890	0
37	CCRE	Best Western Yuba City	1,833	Cash	NAP	7,044	1/12 4% of gross income	0	Cash	NAP	0	0	0
40	CCRE	Two Edison Lakes Office	570	Cash	NAP	0	681	0	Cash	NAP	350,000	3,406	500,000
43	CCRE	47 NE 36th Street	1,325	Cash	NAP	0	62	0	Cash	NAP	0	308	0
44	CCRE	Cape Cod Condominiums	2,782	Cash	NAP	0	1,975	0	Cash	NAP	0	0	0
45	CCRE	534 Holland	644	Cash	NAP	0	1,833	0	Cash	NAP	0	1,833	0

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial)	Debt Service Escrow (Monthly)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description	Other Escrow I (Initial)
3	CCRE	26 Astor Place	NAP	NAP	0	0	NAP	NAP	Common Charge Reserve	0
7	CCRE	AG Life Time Fitness Portfolio	NAP	NAP	0	On each Payment Date occurring immediately after a Rent Payment Date, Borrower shall pay to Lender an amount equal to two (2) times the Monthly Debt Service Payment amount.	Cash	NAP	Life Time Fitness Reserve	0
7.01	CCRE	Life Time - Florham Park, NJ
7.02	CCRE	Life Time - Westwood, MA
7.03	CCRE	Life Time - Vernon Hills, IL
7.04	CCRE	Life Time - Lakeville, MN
7.05	CCRE	Life Time - Sterling, VA
7.06	CCRE	Life Time - Vestavia Hills, AL
7.07	CCRE	Life Time - Beachwood, OH
7.08	CCRE	Life Time - Dublin, OH
7.09	CCRE	Life Time - Ellisville, MO
7.10	CCRE	Life Time - Woodstock, GA
12	CCRE	TEK Park	Cash	NAP	0	0	NAP	NAP	FoxConn Rent Reserve	70,834
15	CCRE	OZRE Leased Fee Portfolio	NAP	NAP	0	0	NAP	NAP	Major Tenant Reserve	0
15.01	CCRE	300 Arboretum Place
15.02	CCRE	700 East Gate Drive
15.03	CCRE	6802 Paragon Place
15.04	CCRE	6800 Paragon Place
15.05	CCRE	2100 West Laburnum Avenue
15.06	CCRE	7501 Boulder View Drive
15.07	CCRE	7300 Beaufont Springs Drive
15.08	CCRE	4870 Sadler Road
15.09	CCRE	12015 Lee Jackson Memorial Highway
15.10	CCRE	6806 Paragon Place
15.11	CCRE	925 Harvest Drive
15.12	CCRE	555 Croton Road
15.13	CCRE	980 Harvest Drive
15.14	CCRE	309 Fellowship Road
15.15	CCRE	11781 Lee Jackson Memorial Highway
15.16	CCRE	305 Fellowship Road
15.17	CCRE	701 East Gate Drive
15.18	CCRE	920 Harvest Drive
15.19	CCRE	4880 Sadler Road
15.20	CCRE	1025 Boulders Parkway
15.21	CCRE	2201 Tomlynn Street
15.22	CCRE	2240-2250 Butler Pike
15.23	CCRE	7401 Beaufont Springs Drive
15.24	CCRE	2511 Brittons Hill Road
15.25	CCRE	4805 Lake Brook Drive
15.26	CCRE	4401 Fair Lakes Court
15.27	CCRE	2812 Emerywood Parkway
15.28	CCRE	9100 Arboretum Parkway
15.29	CCRE	500 Enterprise Road
15.30	CCRE	303 Fellowship Road
15.31	CCRE	9011 Arboretum Parkway
15.32	CCRE	910 Harvest Drive
15.33	CCRE	7325 Beaufont Springs Drive
15.34	CCRE	1 Progress Drive
15.35	CCRE	2260 Butler Pike
15.36	CCRE	140 West Germantown Pike
15.37	CCRE	307 Fellowship Road
15.38	CCRE	9210 Arboretum Parkway
15.39	CCRE	2221 Dabney Road
15.40	CCRE	9200 Arboretum Parkway
15.41	CCRE	815 East Gate Drive
15.42	CCRE	120 West Germantown Pike
15.43	CCRE	4364 South Alston Avenue
15.44	CCRE	308 Harper Drive
15.45	CCRE	2251 Dabney Road
15.46	CCRE	2212 Tomlynn Street
15.47	CCRE	2256 Dabney Road
15.48	CCRE	2246 Dabney Road
15.49	CCRE	2244 Dabney Road
15.50	CCRE	2130 Tomlynn Street
15.51	CCRE	2161 Tomlynn Street
15.52	CCRE	2248 Dabney Road
15.53	CCRE	2112 Tomlynn Street
15.54	CCRE	2277 Dabney Road
15.55	CCRE	9211 Arboretum Parkway
15.56	CCRE	2240 Dabney Road
15.57	CCRE	817 East Gate Drive
15.58	CCRE	161 Gaither Drive

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	TI/LC Escrow - Cash or LoC	TI/LC Escrow - LoC Counterparty	Debt Service Escrow (Initial)	Debt Service Escrow (Monthly)	Debt Service Escrow - Cash or LoC	Debt Service Escrow - LoC Counterparty	Other Escrow I Reserve Description	Other Escrow I (Initial)
22	CCRE	Residence Inn by Marriott LAX	NAP	NAP	0	0	NAP	NAP	Ground Lease Reserve	0
23	CCRE	Marriott Saddle Brook	NAP	NAP	0	0	NAP	NAP	PIP Reserve	1,000,000
24	CCRE	100 Tournament Drive	Cash	NAP	0	0	NAP	NAP	Partners Specialty Group TI Reserve	69,436
29	CCRE	3 Executive Campus	Cash	NAP	0	0	NAP	NAP	Free Rent Reserve	100,000
37	CCRE	Best Western Yuba City	NAP	NAP	0	0	NAP	NAP	Franchise Agreement Fee Reserve/PIP Reserve	41,154.18/159,200
40	CCRE	Two Edison Lakes Office	Cash	NAP	0	0	NAP	NAP	Key Tenant Rollover Reserve	130,220
43	CCRE	47 NE 36th Street	Cash	NAP	0	0	NAP	NAP	Rent Concession Reserve	15,682
44	CCRE	Cape Cod Condominiums	NAP	NAP	0	0	NAP	NAP	NAP	0
45	CCRE	534 Holland	Cash	NAP	0	0	NAP	NAP	NAP	0

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	Other Escrow I (Monthly)	Other Escrow I Cap	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description	Other Escrow II (Initial)	Other Escrow II (Monthly)	Other Escrow II Cap	Other Escrow II Escrow - Cash or LoC
3	CCRE	26 Astor Place	6,801	0	Cash	NAP	NAP	0	0	0	NAP
7	CCRE	AG Life Time Fitness Portfolio	0	0	NAP	NAP	NAP	0	0	0	NAP
7.01	CCRE	Life Time - Florham Park, NJ
7.02	CCRE	Life Time - Westwood, MA
7.03	CCRE	Life Time - Vernon Hills, IL
7.04	CCRE	Life Time - Lakeville, MN
7.05	CCRE	Life Time - Sterling, VA
7.06	CCRE	Life Time - Vestavia Hills, AL
7.07	CCRE	Life Time - Beachwood, OH
7.08	CCRE	Life Time - Dublin, OH
7.09	CCRE	Life Time - Ellisville, MO
7.10	CCRE	Life Time - Woodstock, GA
12	CCRE	TEK Park	0	0	Cash	NAP	NAP	0	0	0	NAP
15	CCRE	OZRE Leased Fee Portfolio	0	0	NAP	NAP	PLL Policy Escrow	0	0	0	NAP
15.01	CCRE	300 Arboretum Place
15.02	CCRE	700 East Gate Drive
15.03	CCRE	6802 Paragon Place
15.04	CCRE	6800 Paragon Place
15.05	CCRE	2100 West Laburnum Avenue
15.06	CCRE	7501 Boulder View Drive
15.07	CCRE	7300 Beaufont Springs Drive
15.08	CCRE	4870 Sadler Road
15.09	CCRE	12015 Lee Jackson Memorial Highway
15.10	CCRE	6806 Paragon Place
15.11	CCRE	925 Harvest Drive
15.12	CCRE	555 Croton Road
15.13	CCRE	980 Harvest Drive
15.14	CCRE	309 Fellowship Road
15.15	CCRE	11781 Lee Jackson Memorial Highway
15.16	CCRE	305 Fellowship Road
15.17	CCRE	701 East Gate Drive
15.18	CCRE	920 Harvest Drive
15.19	CCRE	4880 Sadler Road
15.20	CCRE	1025 Boulders Parkway
15.21	CCRE	2201 Tomlynn Street
15.22	CCRE	2240-2250 Butler Pike
15.23	CCRE	7401 Beaufont Springs Drive
15.24	CCRE	2511 Brittons Hill Road
15.25	CCRE	4805 Lake Brook Drive
15.26	CCRE	4401 Fair Lakes Court
15.27	CCRE	2812 Emerywood Parkway
15.28	CCRE	9100 Arboretum Parkway
15.29	CCRE	500 Enterprise Road
15.30	CCRE	303 Fellowship Road
15.31	CCRE	9011 Arboretum Parkway
15.32	CCRE	910 Harvest Drive
15.33	CCRE	7325 Beaufont Springs Drive
15.34	CCRE	1 Progress Drive
15.35	CCRE	2260 Butler Pike
15.36	CCRE	140 West Germantown Pike
15.37	CCRE	307 Fellowship Road
15.38	CCRE	9210 Arboretum Parkway
15.39	CCRE	2221 Dabney Road
15.40	CCRE	9200 Arboretum Parkway
15.41	CCRE	815 East Gate Drive
15.42	CCRE	120 West Germantown Pike
15.43	CCRE	4364 South Alston Avenue
15.44	CCRE	308 Harper Drive
15.45	CCRE	2251 Dabney Road
15.46	CCRE	2212 Tomlynn Street
15.47	CCRE	2256 Dabney Road
15.48	CCRE	2246 Dabney Road
15.49	CCRE	2244 Dabney Road
15.50	CCRE	2130 Tomlynn Street
15.51	CCRE	2161 Tomlynn Street
15.52	CCRE	2248 Dabney Road
15.53	CCRE	2112 Tomlynn Street
15.54	CCRE	2277 Dabney Road
15.55	CCRE	9211 Arboretum Parkway
15.56	CCRE	2240 Dabney Road
15.57	CCRE	817 East Gate Drive
15.58	CCRE	161 Gaither Drive

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	Other Escrow I (Monthly)	Other Escrow I Cap	Other Escrow I Escrow - Cash or LoC	Other Escrow I - LoC Counterparty	Other Escrow II Reserve Description	Other Escrow II (Initial)	Other Escrow II (Monthly)	Other Escrow II Cap	Other Escrow II Escrow - Cash or LoC
22	CCRE	Residence Inn by Marriott LAX	33,333	0	Cash	NAP	Earnout Reserve	5,500,000	0	0	Cash
23	CCRE	Marriott Saddle Brook	0	0	Cash	NAP	Franchise Agreement Reserve	0	0	0	NAP
24	CCRE	100 Tournament Drive	0	0	Cash	NAP	NAP	0	0	0	NAP
29	CCRE	3 Executive Campus	0	0	Cash	NAP	Tenant Reserve	0	0	0	NAP
37	CCRE	Best Western Yuba City	1/12 of the Annual Franchise Agreement Fee payable for the next 12 months/0	0	Cash	NAP	Seasonality Reserve	67,128	0	67,128	NAP
40	CCRE	Two Edison Lakes Office	0	0	Cash	NAP	NAP	0	0	0	NAP
43	CCRE	47 NE 36th Street	0	0	Cash	NAP	NAP	0	0	0	NAP
44	CCRE	Cape Cod Condominiums	0	0	NAP	NAP	NAP	0	0	0	NAP
45	CCRE	534 Holland	0	0	NAP	NAP	NAP	0	0	0	NAP

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II - LoC Counterparty	Holdback	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox	Borrower Name	Sponsor	Master Servicing Fee Rate
3	CCRE	26 Astor Place	NAP	NAP			Hard/Upfront Cash Management	Astor Retail Associates, L.L.C.	The Related Companies, L.P.	0.0250%
7	CCRE	AG Life Time Fitness Portfolio	NAP	NAP			Hard/Upfront Cash Management	AGNL Exercise, L.L.C.	AG Net Lease III Corp.; AG Net Lease III (SO) Corp.	0.0250%
7.01	CCRE	Life Time - Florham Park, NJ
7.02	CCRE	Life Time - Westwood, MA
7.03	CCRE	Life Time - Vernon Hills, IL
7.04	CCRE	Life Time - Lakeville, MN
7.05	CCRE	Life Time - Sterling, VA
7.06	CCRE	Life Time - Vestavia Hills, AL
7.07	CCRE	Life Time - Beachwood, OH
7.08	CCRE	Life Time - Dublin, OH
7.09	CCRE	Life Time - Ellisville, MO
7.10	CCRE	Life Time - Woodstock, GA
12	CCRE	TEK Park	NAP	NAP			Hard/Springing Cash Management	Hamilton 9999 Associates L.P.	Eli Sternbuch	0.0250%
15	CCRE	OZRE Leased Fee Portfolio	NAP	NAP			Hard/Upfront Cash Management	MAP Fee Owner LLC	Och-Ziff Real Estate Fund III, L.P.; Och-Ziff Real Estate Parallel Fund III A, L.P.; Och-Ziff Real Estate Parallel Fund III B, L.P.; Och-Ziff Real Estate Parallel Fund III D, L.P.; Och-Ziff Real Estate Parallel Fund III E, L.P.	0.0250%
15.01	CCRE	300 Arboretum Place
15.02	CCRE	700 East Gate Drive
15.03	CCRE	6802 Paragon Place
15.04	CCRE	6800 Paragon Place
15.05	CCRE	2100 West Laburnum Avenue
15.06	CCRE	7501 Boulder View Drive
15.07	CCRE	7300 Beaufont Springs Drive
15.08	CCRE	4870 Sadler Road
15.09	CCRE	12015 Lee Jackson Memorial Highway
15.10	CCRE	6806 Paragon Place
15.11	CCRE	925 Harvest Drive
15.12	CCRE	555 Croton Road
15.13	CCRE	980 Harvest Drive
15.14	CCRE	309 Fellowship Road
15.15	CCRE	11781 Lee Jackson Memorial Highway
15.16	CCRE	305 Fellowship Road
15.17	CCRE	701 East Gate Drive
15.18	CCRE	920 Harvest Drive
15.19	CCRE	4880 Sadler Road
15.20	CCRE	1025 Boulders Parkway
15.21	CCRE	2201 Tomlynn Street
15.22	CCRE	2240-2250 Butler Pike
15.23	CCRE	7401 Beaufont Springs Drive
15.24	CCRE	2511 Brittons Hill Road
15.25	CCRE	4805 Lake Brook Drive
15.26	CCRE	4401 Fair Lakes Court
15.27	CCRE	2812 Emerywood Parkway
15.28	CCRE	9100 Arboretum Parkway
15.29	CCRE	500 Enterprise Road
15.30	CCRE	303 Fellowship Road
15.31	CCRE	9011 Arboretum Parkway
15.32	CCRE	910 Harvest Drive
15.33	CCRE	7325 Beaufont Springs Drive
15.34	CCRE	1 Progress Drive
15.35	CCRE	2260 Butler Pike
15.36	CCRE	140 West Germantown Pike
15.37	CCRE	307 Fellowship Road
15.38	CCRE	9210 Arboretum Parkway
15.39	CCRE	2221 Dabney Road
15.40	CCRE	9200 Arboretum Parkway
15.41	CCRE	815 East Gate Drive
15.42	CCRE	120 West Germantown Pike
15.43	CCRE	4364 South Alston Avenue
15.44	CCRE	308 Harper Drive
15.45	CCRE	2251 Dabney Road
15.46	CCRE	2212 Tomlynn Street
15.47	CCRE	2256 Dabney Road
15.48	CCRE	2246 Dabney Road
15.49	CCRE	2244 Dabney Road
15.50	CCRE	2130 Tomlynn Street
15.51	CCRE	2161 Tomlynn Street
15.52	CCRE	2248 Dabney Road
15.53	CCRE	2112 Tomlynn Street
15.54	CCRE	2277 Dabney Road
15.55	CCRE	9211 Arboretum Parkway
15.56	CCRE	2240 Dabney Road
15.57	CCRE	817 East Gate Drive
15.58	CCRE	161 Gaither Drive

SGCMS 2016-C5
MORTGAGE LOAN SCHEDULE

Loan Number	Mortgage Loan Seller	Property Name	Other Escrow II - LoC Counterparty	Holdback	Secured by LOC (Y/N)	LOC Amount	Type of Lockbox	Borrower Name	Sponsor	Master Servicing Fee Rate
22	CCRE	Residence Inn by Marriott LAX	NAP	NAP			Hard/Springing Cash Management	SVI LAX, LLC	Robert A. Alter	0.0250%
23	CCRE	Marriott Saddle Brook	NAP	NAP			Hard/Springing Cash Management	CP Saddle Brook, LLC	Columbia Sussex Corporation	0.0250%
24	CCRE	100 Tournament Drive	NAP	NAP			Springing	100 Acquisitions LLC	Ephraim Hasenfeld	0.0250%
29	CCRE	3 Executive Campus	NAP	NAP			Soft/Springing Cash Management	3 ECCH Owner LLC	David Ekstein	0.0250%
37	CCRE	Best Western Yuba City	NAP	NAP			Hard/Springing Cash Management	Sutter Hotel Group Delaware, LLC	Sutter Hotel Group, LLC	0.0250%
40	CCRE	Two Edison Lakes Office	NAP	NAP			Hard/Springing Cash Management	2Edison Lakes, LLC	Ryan C. Rans	0.0250%
43	CCRE	47 NE 36th Street	NAP	NAP			Soft/Springing Cash Management	Fifteen Midtown Properties LLC	Mark Sanders	0.0250%
44	CCRE	Cape Cod Condominiums	NAP	NAP			Springing	Cape Cod of OKC, L.L.C.	BWL Investments, L.L.C.	0.0250%
45	CCRE	534 Holland	NAP	NAP			Hard/Upfront Cash Management	534 Holland Holdings I, LLC	Chester Balder	0.0725%

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

(a)          The Mortgage Loan Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of Delaware and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

(b)          The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)          The Mortgage Loan Seller has the full organizational power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)          The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)          No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals,

Exh. B-1-1

authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)          The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)          The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)           The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)          After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)           The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)          No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)          The principal offices of the Mortgage Loan Seller in the United States are located in the State of New York.

(o)          The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the Closing Date:

(a)          The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)          The Purchaser’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(c)          This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)          No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the Purchaser’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

(e)          The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(f)          The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(g)          The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a

Exh. B-2-1

copy of the final draft of each such Form 15G to SGAS at least six (6) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

Exh. B-2-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

(1)	Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. At the time of the sale, transfer and assignment to Purchaser, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller), participation or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests on, in or to such Mortgage Loan other than any servicing rights appointment or similar agreement. Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to Purchaser constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

(2)	Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases, Rents and Profits (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Borrower, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Borrower, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (i) as such enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) that certain provisions in such Loan Documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under applicable law, but (subject to the limitations set forth in clause (i) above) such limitations or unenforceability will not render such Loan Documents invalid as a whole or materially interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related Borrower with respect to any of the related Mortgage Notes, Mortgages or other Loan Documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Loan Documents.

(3)	Mortgage Provisions. The Loan Documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical

Exh. C-1

realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

(4)	Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Loan Documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Loan Documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the related Borrower nor the related guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by Mortgage Loan Seller on or after April 26, 2016.

(5)	Lien; Valid Assignment. Subject to the Standard Qualifications, each assignment of Mortgage and assignment of Assignment of Leases, Rents and Profits to the Trust constitutes a legal, valid and binding assignment to the Trust. Each related Mortgage and Assignment of Leases, Rents and Profits is freely assignable without the consent of the related Borrower. Each related Mortgage is a legal, valid and enforceable first lien on the related Borrower’s fee or leasehold interest in the Mortgaged Property in the principal amount of such Mortgage Loan or Allocated Loan Amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph (6) set forth on Schedule C-1 to this Exhibit C (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to and excepting Permitted Encumbrances and the Title Exceptions) as of origination was, and as of the Cut-off Date, to the Mortgage Loan Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances which are prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below), and, to the Mortgage Loan Seller’s knowledge and subject to the rights of tenants (as tenants only) (subject to and excepting Permitted Encumbrances and the Title Exceptions), no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below). Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code (“UCC”) financing statements is required in order to effect such perfection.

(6)	Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a

Exh. C-2

comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the Allocated Loan Amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property and condominium declarations; and (f) if the related Mortgage Loan is cross-collateralized and cross-defaulted with another Mortgage Loan (each a “Crossed Mortgage Loan”), the lien of the Mortgage for another Mortgage Loan that is cross-collateralized and cross-defaulted with such Crossed Mortgage Loan, provided that none of which items (a) through (f), individually or in the aggregate, materially and adversely interferes with the value or current use of the Mortgaged Property or the security intended to be provided by such Mortgage or the Borrower’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clause (f) of the preceding sentence, none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy.

(7)	Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Crossed Mortgage Loan, there are, as of origination, and to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no subordinate mortgages or junior liens securing the payment of money encumbering the related Mortgaged Property (other than Permitted Encumbrances and the Title Exceptions, taxes and assessments, mechanics and materialmen’s liens (which are the subject of the representation in paragraph (5) above), and equipment and other personal property financing). Except as set forth in Schedule C-2 to this Exhibit C, the Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the related Borrower.

(8)	Assignment of Leases, Rents and Profits. There exists as part of the related Mortgage File an Assignment of Leases, Rents and Profits (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and the Title Exceptions, each related Assignment of Leases, Rents and Profits creates a valid

Exh. C-3

first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, Rents and Profits, subject to applicable law, provides that, upon an event of default under the Mortgage Loan, a receiver is permitted to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

(9)	UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Mortgage Loan Seller has filed and/or recorded or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and/or recording), UCC financing statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of physical personal property reasonably necessary to operate such Mortgaged Property owned by such Borrower and located on the related Mortgaged Property (other than any non-material personal property, any personal property subject to a purchase money security interest, a sale and leaseback financing arrangement as permitted under the terms of the related Loan Documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the Standard Qualifications, each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC financing statements are required in order to effect such perfection.

(10)	Condition of Property. Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Mortgage Loan Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) any damage or deficiency that is estimated to cost less than $50,000 to repair, (ii) any deferred maintenance for which escrows were established at origination and (iii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

(11)	Taxes and Assessments. All taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges), or

Exh. C-4

installments thereof, that could be a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds has been established in an amount sufficient to cover such payments and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real estate taxes and governmental assessments and other outstanding governmental charges and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

(12)	Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending, and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened, for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

(13)	Actions Concerning Mortgage Loan. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Borrower, guarantor, or Borrower’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Borrower’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Borrower’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Loan Documents or (f) the current principal use of the Mortgaged Property.

(14)	Escrow Deposits. All escrow deposits and payments required to be escrowed with lender pursuant to each Mortgage Loan are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with lender under the related Loan Documents are being conveyed by the Mortgage Loan Seller to Purchaser or its servicer.

(15)	No Holdbacks. The Stated Principal Balance as of the Cut-off Date of the Mortgage Loan set forth on the mortgage loan schedule attached as Exhibit A to this Agreement has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property, the Borrower or other considerations determined by Mortgage Loan Seller to merit such holdback).

Exh. C-5

(16)	Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Loan Documents and having a claims-paying or financial strength rating of any one of the following: (i) at least “A-:VIII” from A.M. Best Company, (ii) at least “A3” (or the equivalent) from Moody’s Investors Service, Inc. or (iii) at least “A-” from Standard & Poor’s Ratings Services (collectively the “Insurance Rating Requirements”), in an amount (subject to a customary deductible) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Borrower and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Loan Documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Borrower is required to maintain insurance in the maximum amount available under the National Flood Insurance Program.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Borrower is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms.

The Mortgaged Property is covered, and required to be covered pursuant to the related Loan Documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for loans originated for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing either the scenario expected limit (“SEL”) or the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the SEL or PML, as

Exh. C-6

applicable, was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the SEL or PML, as applicable, would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by Standard & Poor’s Ratings Services in an amount not less than 100% of the SEL or PML, as applicable.

The Loan Documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan (or Whole Loan, if applicable), the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan (or Whole Loan, if applicable) together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee (or, in the case of a Mortgage Loan that is a Non-Serviced Mortgage Loan, the applicable Other Trustee). Each related Mortgage Loan obligates the related Borrower to maintain all such insurance and, at such Borrower’s failure to do so, authorizes the lender to maintain such insurance at the Borrower’s cost and expense and to charge such Borrower for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by Seller.

(17)	Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been, or will be, made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

Exh. C-7

(18)	No Encroachments. To Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements obtained with respect to the Title Policy.

(19)	No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by Mortgage Loan Seller.

(20)	REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Code Section 860G(a)(3) (but determined without regard to the rule in the U.S. Department of Treasury Regulations (the “Treasury Regulations”) Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Borrower at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (or Whole Loan, as applicable) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (or Whole Loan, if applicable) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Section 1.860G-2(a)(1)(ii) of the Treasury Regulations). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto.

Exh. C-8

Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Section 1.860G-1(b)(2) of the Treasury Regulations. All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

(21)	Compliance with Usury Laws. The Mortgage Rate (exclusive of any default interest, late charges, yield maintenance charge, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

(22)	Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

(23)	Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee.

(24)	Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial, multifamily or, if applicable, manufactured housing community mortgage loans intended for securitization, with respect to the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of applicable zoning ordinances, building codes and land laws (collectively “Zoning Regulations”) other than those which (i) constitute a legal non-conforming use or structure, as to which as the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to a casualty or the inability to restore or repair to the full extent necessary to maintain the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of the Mortgaged Property, (ii) are insured by the Title Policy or other insurance policy, (iii) are insured by law and ordinance insurance coverage in amounts customarily required by the Mortgage Loan Seller for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations or (iv) would not have a material adverse effect on the Mortgage Loan. The terms of the Loan Documents require the Borrower to comply in all material respects with all applicable governmental regulations, zoning and building laws.

Exh. C-9

(25)	Licenses and Permits. Each Borrower covenants in the Loan Documents that it shall keep all material licenses, permits and applicable governmental authorizations necessary for its operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial, multifamily or, if applicable, manufactured housing community mortgage loans intended for securitization, all such material licenses, permits and applicable governmental authorizations are in effect. The Mortgage Loan requires the related Borrower to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

(26)	Recourse Obligations. The Loan Documents for each Mortgage Loan provide that (a) the related Borrower and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Borrower and/or its principals specified in the related Loan Documents, which acts generally include the following: (i) acts of fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) intentional material physical waste of the Mortgaged Property, and (iv) any breach of the environmental covenants contained in the related Loan Documents, and (b) the Mortgage Loan shall become full recourse to the related Borrower and at least one individual or entity, if the related Borrower files a voluntary petition under federal or state bankruptcy or insolvency law.

(27)	Mortgage Releases. The terms of the related Mortgage or related Loan Documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial Defeasance (as defined in paragraph (32)), of not less than a specified percentage at least equal to the lesser of (i) 110% of the related Allocated Loan Amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (as defined in paragraph (32)), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Section 1.860G-2(b)(2) of the Treasury Regulations and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Code Section 860G(a)(3)(A); or (y) the mortgagee or servicer can, in accordance with the related Loan Documents, condition such release of collateral on the related Borrower’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property after the release (reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan) is not

Exh. C-10

equal to at least 80% of the principal balance of the Mortgage Loan (or Whole Loan, as applicable) outstanding after the release, the Borrower is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Borrower can be required to pay down the principal balance of the Mortgage Loan in an amount not less than the amount required by the REMIC Provisions and, to such extent, condemnation proceeds may not be required to be applied to the restoration of the Mortgaged Property or released to the Borrower, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (or Whole Loan, as applicable).

No Mortgage Loan that is secured by more than one Mortgaged Property or that is a Crossed Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the loan-to-value ratio and other requirements of the REMIC Provisions.

(28)	Financial Reporting and Rent Rolls. Each Mortgage requires the Borrower to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements with respect to each Mortgage Loan with more than one Borrower are in the form of an annual combined balance sheet of the Borrower entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis.

(29)	Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to Mortgage Loan Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such

Exh. C-11

coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated on Schedule C-1 to this Exhibit C; provided, however, that if TRIA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Borrower under each Mortgage Loan is required to carry terrorism insurance, but in such event the Borrower shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Loan Documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at such time, and if the cost of terrorism insurance exceeds such amount, the Borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

(30)	Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due on sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Loan Documents (which provide for transfers without the consent of the lender which are customarily acceptable to the Mortgage Loan Seller lending on the security of property comparable to the related Mortgaged Property, including, without limitation, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Loan Documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Borrower, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Loan Documents, (iii) transfers of less than, or other than, a controlling interest in the related Borrower, (iv) transfers to another holder of direct or indirect equity in the Borrower, a specific Person designated in the related Loan Documents or a Person satisfying specific criteria identified in the related Loan Documents, such as a qualified equityholder, (v) transfers of stock or similar equity units in publicly traded companies, (vi) a substitution or release of collateral within the parameters of paragraphs (27) and (32) herein or the exceptions thereto set forth in Schedule C-1 to this Exhibit C, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Schedule C-2 to this Exhibit C, or future permitted mezzanine debt in each case as set forth on Schedule C-3 to this Exhibit C or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan or any subordinate debt that existed at origination and is permitted under the related Loan Documents, (ii) purchase money security interests, (iii) any Crossed Mortgage Loan as set forth on Schedule C-4 to this Exhibit C or (iv) Permitted Encumbrances. The Mortgage or other Loan Documents provide that to the extent any Rating Agency fees are incurred in connection with the

Exh. C-12

review of and consent to any transfer or encumbrance, the Borrower is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

(31)	Single-Purpose Entity. Each Mortgage Loan requires the Borrower to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Stated Principal Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Borrower. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Stated Principal Balance equal to $10 million or less, its organizational documents or the related Loan Documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Loan Documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Loan Documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Borrower for a Crossed Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

(32)	Defeasance. With respect to any Mortgage Loan that, pursuant to the Loan Documents, can be defeased (a “Defeasance”), (i) the Loan Documents provide for Defeasance as a unilateral right of the Borrower, subject to satisfaction of conditions specified in the Loan Documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Borrower is permitted to pledge only United States “government securities” within the meaning of Section 1.860G-2(a)(8)(ii) of the Treasury Regulations, the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date, and if the Mortgage Loan permits partial releases of real property in connection with partial Defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to the lesser of (a) 110% of the Allocated Loan Amount for the real property to be released and (b) the outstanding principal balance of the Mortgage Loan; (iv) the Borrower is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (v) if the Borrower would continue to own assets in addition to the Defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the mortgagee may require such assumption) by a Single-Purpose Entity; (vi) the Borrower is required to provide an opinion of counsel that the mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (vii) the

Exh. C-13

Borrower is required to pay all rating agency fees associated with Defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with Defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

(33)	Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and situations where default interest is imposed.

(34)	Ground Leases. For purposes of this Agreement, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land, or with respect to air rights leases, the air, and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency (IDA) or similar leases for purposes of conferring a tax abatement or other benefit.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan Seller, its successors and assigns, Mortgage Loan Seller represents and warrants that:

(a)	The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage;

(b)	The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease) that the Ground Lease may not be amended or modified, or canceled or terminated by agreement of lessor and lessee, without the prior written consent of the lender, and no such consent has been granted by the Mortgage Loan Seller since the origination of the Mortgage Loan except as reflected in any written instruments which are included in the related Mortgage File;

(c)	The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either Borrower or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated

Exh. C-14

maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(d)	The Ground Lease either (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor’s fee interest in the Mortgaged Property is subject;

(e)	The Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor;

(f)	The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)	The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, and provides that no notice of default or termination is effective against the lender unless such notice is given to the lender;

(h)	A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(i)	The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller in connection with loans originated for securitization;

(j)	Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than (i) de minimis amounts for minor casualties or (ii) in respect of a total or substantially total loss or taking as addressed in clause (k) below) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Loan Documents) the lender or a trustee

Exh. C-15

appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)	In the case of a total or substantially total taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(l)	Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

(35)	Servicing. The servicing and collection practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

(36)	Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

(37)	No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the date hereof, no Mortgage Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required payments as of the Closing Date. To the Mortgage Loan Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Loan Documents.

Exh. C-16

(38)	Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, no Borrower, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

(39)	Organization of Borrower. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Borrower delivered by the Borrower in connection with the origination of such Mortgage Loan, the Borrower is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Crossed Mortgage Loan, no Mortgage Loan has a Borrower that is an Affiliate of another Borrower under another Mortgage Loan. (An “Affiliate” for purposes of this paragraph (39) means, a Borrower that is under direct or indirect common ownership and control with another Borrower.)

(40)	Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and/or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA either (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation with respect to any Environmental Condition that was identified, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable environmental laws or the Environmental Condition has been escrowed by the related Borrower and is held or controlled by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Borrower that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the Environmental Condition affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) a secured creditor environmental policy or a pollution legal liability insurance policy that covers liability for the Environmental Condition was obtained from an insurer rated no less than A- (or the equivalent) by Moody’s, S&P and/or Fitch; (E) a party not related to the Borrower was identified as the responsible party for such Environmental Condition and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Borrower having financial resources reasonably estimated to be adequate to address the situation is required to take action. To

Exh. C-17

Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

(41)	Appraisal. The Servicing File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is either a Member of the Appraisal Institute (“MAI”) and/or has been licensed and certified to prepare appraisals in the state where the Mortgaged Property is located. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation and has certified that such appraiser had no interest, direct or indirect, in the Mortgaged Property or the Borrower or in any loan made on the security thereof, and its compensation is not affected by the approval or disapproval of the Mortgage Loan.

(42)	Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the mortgage loan schedule attached as Exhibit A to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by this Agreement to be contained therein.

(43)	Cross-Collateralization. Except with respect to a Mortgage Loan that is part of a Whole Loan, no Mortgage Loan is cross-collateralized or cross-defaulted with any mortgage loan that is outside the Trust, except as set forth in Schedule D-4 to this Exhibit C.

(44)	Advance of Funds by the Mortgage Loan Seller. After origination, no advance of funds has been made by Mortgage Loan Seller to the related Borrower other than in accordance with the Loan Documents, and, to Mortgage Loan Seller’s knowledge, no funds have been received from any person other than the related Borrower or an affiliate for, or on account of, payments due on the Mortgage Loan (other than as contemplated by the Loan Documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a lender-controlled lockbox if required or contemplated under the related lease or Loan Documents). Neither Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contribution to any Borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof.

(45)	Compliance with Anti-Money Laundering Laws. Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan, the failure to comply with which would have a material adverse effect on the Mortgage Loan.

For purposes of these representations and warranties, the phrases “the Mortgage Loan Seller’s knowledge” or “the Mortgage Loan Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the Mortgage Loan Seller, its officers and employees directly responsible

Exh. C-18

for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth herein.

Exh. C-19

SCHEDULE C-1

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
(4) Mortgage Status; Waivers and Modifications	Marriott Saddle Brook (Loan No. 23)	Pursuant to the Omnibus Amendment to Loan Documents dated as of June 20, 2016, the loan was modified and in connection therewith there was a $2,500,000 principal pay down.
(6) Permitted Liens; Title Insurance	Marriott Saddle Brook (Loan No. 23)	Marriott International, Inc., the franchisor, has a right of first refusal to purchase the Mortgaged Property in the event of a proposed transfer of the Mortgaged Property or a controlling direct or indirect interest in the Borrower to a competitor of the franchisor. The right of first refusal does apply to a transfer to a competitor in connection with a foreclosure, judicial or legal process, but is subordinate to the exercise of the rights of a bona fide lender who is not a competitor as defined under the Mortgage Loan documents.
(6) Permitted Liens; Title Insurance	Residence Inn by Marriott LAX (Loan No. 22)

The ground lessor has an exclusive right of negotiation to purchase the Borrower’s leasehold interest in the Mortgaged Property at a mutually agreeable price in the event the Borrower intends to transfer or sell such interest, which right will expire 10 days after notice of such intent (and during which period no other party may negotiate). The exclusive right of negotiation does not apply to a transfer in connection with a foreclosure or deed-in-lieu of foreclosure.

MIF, L.L.C., the franchisor, has a right of first refusal to purchase the Borrower’s leasehold interest in the Mortgaged Property in the event of a proposed transfer of the Mortgaged Property or a controlling direct or indirect interest in the Borrower to a competitor of the franchisor. The right of first refusal applies to a transfer to a competitor in connection with a foreclosure, judicial or legal process, but is subordinate to the exercise of the rights of a bona fide lender who is not a competitor as defined under the Mortgage Loan documents.

(6) Permitted Liens; Title Insurance	AG Life Time Fitness Portfolio (Loan No. 7)	Life Time Fitness, the sole tenant, has a right of first offer to purchase any entire Mortgaged Property in the event the Borrower offers such entire Mortgaged Property for sale to any non-affiliate. The right of first offer does not apply to a foreclosure or deed-in-lieu of foreclosure.
(6) Permitted Liens; Title Insurance	OZRE Leased Fee Portfolio (Loan No. 15)

The ground lessee, Map Ground Lease Owner LLC, has a one-time option to purchase the entire portfolio of Mortgaged Properties in whole on February 4, 2026 or such other date as may be mutually agreed to by the Borrower and the ground lessee for a purchase price equal to the greater of (x) the then-current fair market value of the portfolio (based on criteria specified in the ground lease) and (y) $330,000,000, provided, among other conditions, (i) the ground lessee

Sch. C-1-1

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception

provides written notice to the Borrower no later than ninety days and no greater than 180 days prior to February 4, 2026 and (ii) the Borrower prepays the Mortgage Loan in full, together with the applicable yield maintenance premium. The purchase option has not been subordinated to the Mortgage Loan.

The 2277 Dabney Road Mortgaged Property is subject to a recorded Land Use Restriction that (i) prohibits the use of the Mortgaged Property for residential purposes or for daycare, school or playground purposes for children under the age of 16, (ii) prohibits the use of groundwater at the Mortgaged Property for any purpose other than environmental monitoring and testing and (iii) requires development of a worker health and safety plan prior to excavation, utility installation or construction activities.

(6) Permitted Liens; Title Insurance	534 Holland (Loan No. 45)	The sole tenant, Tramec Sloan, LLC (“Tramec”), has an option, after the expiration of the defeasance lockout period, to purchase the Mortgaged Property in the event of the sale of the stock or substantially all of the assets of Tramec or Tramec, LLC, the guarantor under the related lease, provided, among other conditions, Tramec pays a purchase price equal to (i) the greater of (A) two times the CPI-U (consumer price index for all urban consumers) multiplied by $3,200,000 and (B) $4,200,000, plus (ii) the amount of any prepayment, breakage fees or other costs incurred by the borrower in connection with a payoff of the Mortgage Loan. The purchase option has been subordinated to the Mortgage Loan documents.
(17) Access; Utilities; Separate Tax Lots	534 Holland (Loan No. 45)	The Mortgaged Property is a part of a tax lot that includes property that is not part of the Mortgaged Property, but which property is assessed taxes together with the Mortgaged Property. Under the Mortgage Loan documents, the Borrower is required to cause the creation of separate tax lots and, until such time as separate tax lots are created, to pay all taxes for the existing tax lot. The Mortgage Loan documents require the borrower to escrow amounts sufficient to pay taxes on the full tax lot; however, such obligation is waived for so long as, among other conditions, the sole tenant is obligated to and is actually paying such taxes on the full tax lot directly to the related taxing authority.
(24) Local Law Compliance	AG Life Time Fitness Portfolio – Lakeville, MN (Loan No. 7)	Certain fire code violations are open at the Lakeville, MN Mortgaged Property. The Mortgage Loan documents require the borrower to cure, or to cause the sole tenant at the Mortgaged Property to cure, all open fire code violations.
(26) Recourse Obligations	Marriott Saddle Brook (Loan No. 23)	The Mortgage Loan is not recourse to the Borrower or the Guarantor for misapplication (as opposed to misappropriation or conversion) of rents, insurance proceeds or condemnation awards.
(26) Recourse Obligations	OZRE Leased Fee Portfolio (Loan No. 15)	The Mortgage Loan is not recourse to the Borrower or the Guarantor for misapplication (as opposed to misappropriation or conversion) of rents, insurance proceeds or condemnation awards. Additionally, the Mortgage Loan is not recourse to the Guarantor for breach of the environmental covenants contained in the Mortgage Loan documents; instead, the Borrower obtained an environmental insurance policy.
(27) Mortgage	OZRE Leased Fee	The Mortgage Loan documents permit the release of an individual Mortgaged

Exh. C-2

Representation Number on Exhibit C	Mortgage Loan Name and Number as Identified on Exhibit A	Description of Exception
Loan Releases	Portfolio (Loan No. 15)

Property that is not designated as a “Core Asset” in the Mortgage Loan documents upon the prepayment of an amount equal to 105% of the related allocated loan amount if the aggregate sum of all release prices prepaid in connection with a partial release (including the Mortgaged Property then to be released) is less than $17,575,000, together with the applicable yield maintenance premium. The Mortgage Loan documents permit the release of other individual Mortgaged Properties in compliance with the allocated loan amount percentage included in the representation. Any such releases must comply with the REMIC requirements.

(29) Acts of Terrorism Exclusion	26 Astor Place (Loan No 3)	In the event TRIA or any equivalent renewal or successor statute is not in effect, the Borrower will not be required to spend on premiums for perils of terrorism or acts of terrorism coverage more than 125% of the aggregate premium attributable to all other insurance coverages required under the related Mortgage Loan documents.
(31) Single Purpose Entity	AG Life Time Fitness Portfolio (Loan No. 7)	The owner of four of the Life Time Fitness Portfolio Properties (Moma LLC) transferred its sole membership interest in each such Mortgaged Property to the Borrower to effectuate the transfer of such Mortgaged Properties to the Borrower. After the transfer of membership interests, Moma LLC was merged with the Borrower. Moma LLC has not owned any property other than the Mortgaged Properties that were transferred to the Borrower.
(31) Single Purpose Entity	47 NE 36th Street (Loan No. 43)	The Borrower is a recycled SPE which previously owned certain property adjacent to the Mortgaged Property, which property was conveyed to a third party prior to the origination of the Mortgage Loan.
(34) Ground Leases	26 Astor Place (Loan No. 3)

(b) The related ground lease does not provide that such ground lease may not be amended, modified or canceled without the prior written consent of the lender. However, the ground lease and ground lessor’s estoppel provide that (i) after the lender’s acquisition of the leasehold interest through foreclosure or deed-in-lieu of foreclosure or (ii) in any new ground lease into which the ground lessor is required to enter with the lender in the event the ground lease is terminated (which new ground lease must otherwise be on the same terms and conditions in effect as of the date of termination), the lender (or any purchaser after foreclosure or deed-in-lieu of foreclosure) will not, in either case, be bound by any amendment or modification of the ground lease that was not consented to.

(e) The ground lease provides that in order for a lender to be afforded the protections of a “Mortgagee” under the ground lease, a lender must be an “Institutional Lender” as such term is defined in the ground lease. The ground lessor’s estoppel provides that a REMIC Trust will be considered a “Mortgagee” provided that the ground lessor receives prompt notice of any assignment of the Mortgage, which notice must specify the name and address of the REMIC Trust and include a copy of such assignment certified by the lender or the REMIC Trust.

(41) Appraisal	AG Life Time Fitness Portfolio (Loan No. 7)	The appraisals for each of the related Mortgaged Properties are dated as of July 1, 2015, which is not within 12 months of the Closing Date.

Exh. C-3

Exhibit C-2

List of Mortgage Loans with Current Mezzanine Debt

None.

Sch. C-2-1

Exhibit C-3

List of Mortgage Loans with Permitted Mezzanine Debt

Mortgage Loan Number	Property Name
12	TEK Park
22	Residence Inn by Marriott LAX

Sch. C-3-1

Exhibit C-4

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

Sch. C-4-1

EXHIBIT D-1

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

CANTOR COMMERCIAL REAL ESTATE LENDING, L.P.

ASSISTANT SECRETARY’S CERTIFICATE

I, _________________________, a _________________________ of Cantor Commercial Real Estate Lending, L.P. (the “Mortgage Loan Seller”), hereby certify as follows:

1.          The Mortgage Loan Seller is a limited partnership duly organized and validly existing under the laws of Delaware.

2.          Attached hereto as Exhibit A are true and correct copies of the Certificate of Formation and Limited Partnership Agreement of the Mortgage Loan Seller, which are on the date hereof in full force and effect

3.          Attached hereto as Exhibit B is a certificate of the Secretary of State of the State of Delaware with respect to the good standing of the Mortgage Loan Seller.

4.          Attached hereto as Exhibit C are true and correct copies of resolutions that were adopted by the members of the Mortgage Loan Seller.

5.          To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

6.          Each person listed below is and has been a duly elected and qualified officer or authorized signatory of the Mortgage Loan Seller and his or her genuine signature is set forth opposite his or her name:

Name	Office	Signature

7.          Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated and effective July 1, 2016 (the “Purchase Agreement”), between the Mortgage Loan Seller and SG Commercial Mortgage Securities, LLC (the “Purchaser”), and providing for the purchase of the Mortgage Loans by the Purchaser from the Mortgage Loan Seller, and/or the Indemnification Agreement, dated July 1, 2016, among the Mortgage Loan Seller, the Purchaser, the Underwriters and the Initial Purchasers, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

Exh. D-1-1

Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

Exh. D-1-2

IN WITNESS WHEREOF, the undersigned has executed this certificate as of July 19, 2016.

By:
Name:
Title:

I, [name], [title], hereby certify that ____________________________ is a duly elected or appointed, as the case may be, qualified and acting ____________________________ of the Mortgage Loan Seller and that the signature appearing above is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of July 19, 2016.

By:
Name:
Title:

Exh. D-1-3

EXHIBIT D-2

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

I, _________________________, a _________________________ of Cantor Commercial Real Estate Lending, L.P. (the “Mortgage Loan Seller”), hereby certify as follows:

1.          I have examined the Mortgage Loan Purchase Agreement, dated as of July 1, 2016 (the “Agreement”), between the Mortgage Loan Seller and SG Commercial Mortgage Securities, LLC, and to the best of my knowledge after due inquiry, all of the representations and warranties of the Mortgage Loan Seller under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2.          To the best of my knowledge after due inquiry, the Mortgage Loan Seller has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3.          I have examined the information regarding the Mortgage Loans in the Mortgage Loan Detail (as defined in the Indemnification Agreement), and the other Time of Sale Information (as defined in the Indemnification Agreement), relating to the offering of the Certificates, and nothing has come to my attention that would lead me to believe that the Mortgage Loan Detail, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement), as of the date of the Final Prospectus or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Seller or in the case of the Mortgage Loan Detail, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, the related borrowers, the related mortgaged properties and/or the Mortgage Loan Seller, in the light of the circumstances under which they were made, not misleading.

Capitalized terms not otherwise defined herein have the meanings assigned to them in the Agreement.

Exh. D-2-1

IN WITNESS WHEREOF, I have signed my name this 19th day of July, 2016.

By:
Name:
Title:

Exh. D-2-2

EXHIBIT D-3

DILIGENCE FILE CERTIFICATION
(SGCMS 2016-C5)

Reference is hereby made to that certain Pooling and Servicing Agreement, dated as of July 1, 2016 (the “Pooling and Servicing Agreement”), relating to the issuance of the SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass-Through Certificates, Series 2016-C5 (the “Series 2016-C5 Certificates”) and that certain Mortgage Loan Purchase Agreement, dated as of July 1, 2016 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Seller”) and SG Commercial Mortgage Securities, LLC (the “Depositor”), pursuant to which the Seller sold certain Mortgage Loans to the Depositor in connection with the issuance of the Series 2016-C5 Certificates. In accordance with Section 4(j) of the Mortgage Loan Purchase Agreement, the Seller hereby certifies to the Depositor, as follows:

1.	The Seller has reviewed the Diligence File (as defined in the Pooling and Servicing Agreement) that has been uploaded to the Designated Site (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan; and

2.	Each Diligence File contains all documents and information required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the ___ day of September, 2016.

CANTOR COMMERCIAL REAL ESTATE LENDING, L.P.

By:
Name:
Title:

Exh. D-3-1